                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 2, 2006, in the Registration Statement on Form S-1
and the related Prospectus of CTC Media, Inc. dated March 6, 2006.

/s/ Ernst&Young LLC

Moscow, Russia
March 6, 2006